                                                                      EXHIBIT 10

                        INCENTIVE STOCK AWARD AGREEMENT

         THIS INCENTIVE STOCK AWARD AGREEMENT (this "Agreement") is made as of this 28th day of September, 1995 by and among The Hillhaven Corporation, a Nevada corporation (the "Company"), Vencor, Inc., a Delaware corporation ("Vencor"), and Bruce L. Busby (the "Employee").

         WHEREAS, under the Company's 1990 Stock Incentive Plan (the "Plan") and the Incentive Stock Award Agreement entered into by and between the Company and the Employee on December 6, 1994 (the "Incentive Award Agreement"), the Company has agreed, subject to the terms and conditions of the Incentive Award Agreement, to issue to the Employee up to 350,000 shares of the common stock of the Company (the "Company Common Stock"), par value $.75 per share (the "Performance Shares").

         WHEREAS, pursuant to the Incentive Award Agreement and the Plan, the Performance Shares become vested pursuant to a performance schedule set forth in the Incentive Award Agreement;

         WHEREAS, the Company and Vencor have entered into an Amended and Restated Agreement and Plan of Merger, dated as of April 23, 1995 and as amended and restated as of July 31, 1995

(the "Merger Agreement"), providing for the merger of the Company with and into Vencor (the "Merger");

         WHEREAS, the Merger Agreement provides that each Performance Share awarded under the Plan will, upon the effective time of the Merger as defined in the Merger Agreement (the "Effective Time"), be converted into a performance share award (the "Vencor Common Stock Award") with respect to the number of full shares of Vencor common stock, par value $.25 per share ("Vencor Common Stock"), equal to the product of (i) .75 times the "Conversion Number" (as defined in the Merger Agreement), and (ii) the number of shares of Company Common Stock subject to such Performance Share; and

        WHEREAS, the Compensation Committee of Vencor (the "Vencor Committee") has determined that each holder of a Performance Share outstanding immediately prior to the Effective Time that is converted pursuant to the Merger Agreement into a Vencor Common Stock Award shall be offered an election to have his or her Vencor Common Stock Award vest immediately following the Effective Time, in lieu of being subject to continuing performance criteria, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and conditions contained herein, the parties hereto agree as follows:

         1. Conversion of Performance Shares. At the Effective Time, Employee's Performance Shares shall be converted into a Vencor Common Stock Award for the number of full shares of Vencor Common Stock equal to the product of (i) .75 times the Conversion Number and (ii) the number of Performance Shares.

         2. Vesting of Vencor Common Stock Award. The parties hereby agree, pursuant to the election of the Employee as evidenced by his execution of this Agreement, that immediately following the Effective Time, each Vencor Common Stock Award shall, subject to the terms and conditions of this Agreement, vest and shall no longer be subject to any performance criteria or the risk of forfeiture.

         3. Delivery of Vencor Common Stock. Within five (5) days following the Effective Time (the Scheduled Time"), subject to Section 4 below, the shares of Vencor Common Stock subject to the Vencor Common Stock Award shall be delivered by Vencor to the Employee.

         4.      Deferral of Delivery of Vencor Common Stock.

         (a) Deferral. Except as otherwise provided in paragraphs 4(b), (c) or (d) below and Section 7(b), if and to the extent that as of January 2 of each year following the Scheduled Time Vencor reasonably anticipates, based on Employee's compensation and status as an executive officer of Vencor, that any amount of compensation which would be recognized by the Employee by reason of the delivery of Vencor Common Stock to the Employee pursuant to Section 3:

        (i) would not be deductible by Vencor if the shares of Vencor Common Stock are delivered at the Scheduled Time by reason of the deduction disallowance rules of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), and

        (ii) would be deductible by Vencor if such delivery of shares is deferred until a later time, the delivery of such shares of Vencor Common Stock to the Employee shall be deferred until the earliest time at which it is determined by Vencor that the shares of Vencor Common Stock can be delivered without disallowance of the deduction for payment of the compensation by reason of Section 162(m). If Vencor reasonably determines that in any year following the year of the Scheduled Time a portion of, but not all of, the deferred shares of Vencor Common Stock can be delivered without disallowance of the deduction as a result of Section 162(m), that portion that can be so delivered shall be delivered by Vencor during that year (as soon as practicable (but not more than five days) following its determination) and the remainder of the shares of Vencor Common Stock, except as otherwise provided in paragraphs (b), (c) or (d) below (or pursuant to Section 7
    (b)), shall continue to be deferred until a later year. Vencor agrees to review the ability to deliver shares hereunder at any time reasonably requested by the Employee.

         (b) Early Payout of Deferred Vencor Common Stock if Deferral is Determined to be Ineffective. If the delivery of any shares of Vencor Common Stock is deferred under paragraph (a) above with the expectation that the compensation with respect to such shares will be deductible by Vencor if the shares are delivered in a later year and Vencor later determines that the compensation will not be deductible by Vencor even if the delivery thereof is deferred until a later year, then the deferral with respect to such shares of Vencor Common Stock shall terminate and Vencor shall deliver such shares of Vencor Common Stock to the Employee.

         (c) Payout Following Termination of Employment in All Events. As soon as practicable (but not more than five days) following the Employee's termination of employment from Vencor and its subsidiaries for any reason, including, without limitation, death, disability, termination by Vencor or termination by the Employee for any reason, Vencor shall deliver to the Employee (or his estate) all shares of Vencor Common Stock the delivery of which has been deferred pursuant to this Section 4 and that have not previously been delivered.

         (d) Change in Control. Upon a Change in Control of Vencor, all shares of Vencor Common Stock subject to Vencor Common Stock Awards shall be issued and delivered to the Employee. As used herein, "Change in Control" shall have the meaning set forth in subsections (A)-(D) of Section 9(d) of the Plan (with Vencor substituted for the Company in such subsections).

         5. Taxes. The Employee agrees to pay promptly after delivery of any shares of Vencor stock pursuant to this Agreement the amount of Federal and state withholding taxes which become due as a result of the delivery of Vencor Common Stock to the Employee. If Vencor agrees to make a loan to Employee to pay such taxes, any amount borrowed from Vencor to pay taxes shall be secured by a pledge of such number of shares of Vencor Common Stock as may be determined by Vencor in accordance with applicable laws, and shall be repaid on the date of any sale of the pledged shares, but in no event later than the April 15 following the calendar year with respect to which the taxes have accrued.

         6. No Shareholder Rights. (a) Until shares of Vencor Common Stock are issued to the Employee (or, upon the Employee's death, to the Employee's estate), pursuant to the terms of this Agreement, the Employee shall have no rights with respect to shares of Vencor Common Stock, including the right to vote, or the right to transfer, assign, alienate, pledge, hypothecate or otherwise dispose of, such shares of Vencor Common Stock.

         (b) Notwithstanding the foregoing, in the event Vencor declares and pays any dividend or other distribution in cash or that does not otherwise result in an adjustment pursuant to Section 7(a) below, Employee shall be entitled to receive the amount of cash or other property he would have been entitled to receive had he been a record holder of all deferred shares of Vencor Common Stock under this Agreement on the record date of such dividend or other distribution.

         7.      Adjustments.

         (a) Subject to Section 7(b) hereof, if the outstanding shares of Common Stock of Vencor are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities or property (other than cash) are distributed with respect to such shares of Vencor Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of Vencor, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Vencor Common Stock or other securities, an appropriate and proportionate adjustment shall be made in the number and kind of shares or other securities subject to this Agreement.

         (b) Notwithstanding the provisions of Sections 4 and 7(a) hereof, upon dissolution or liquidation of Vencor or upon a reorganization, merger or consolidation of Vencor with one or more corporations as a result of which Vencor is not the surviving corporation, or upon the sale of all or substantially all the property of Vencor, all shares of Vencor Common Stock subject to the Vencor Common Stock Award shall be issued to the Employee, unless provision is made with the approval of Employee in connection with such transaction for the continuance of this Agreement and the assumption or the substitution of stock or securities of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

         8. Confidentiality. The Employee acknowledges that this Agreement and the award of Vencor Common Stock Awards to the Employee is confidential, and the Employee agrees not to disclose any of the terms of this Agreement except to duly authorized representatives of Vencor acting in the course of their employment, as may otherwise be required by law, including any applicable filings under the federal securities laws, and to the Employee's personal tax and financial advisors.

         9. Tax Free Pooling. If the actions contemplated by this Agreement, either alone or in conjunction with the actions contemplated in similar agreements among the Company, Vencor and other similarly situated employees of the Company (the "Employee Group"), would prevent the Merger or the acquisition of Nationwide, Care Inc. by the Company from being treated for financial accounting purposes as a "pooling of interests" in accordance with generally accepted accounting principals and the rules, regulations and interpretations of the Securities and Exchange Commission, then this Agreement and each agreement with the other members of the Employee

Group shall be deemed void and of no further force or effect. In such event the parties shall cooperate to restructure the actions taken pursuant to this Agreement, provided, that the parties will endeavor to ensure that such restructuring shall have no less favorable economic effect to the Employee as this Agreement would have to the Employee.

         10. Conditions. This Agreement shall be subject to the condition subsequent that the Effective Time (as defined in the Merger Agreement) shall have occurred. In the event that the Merger Agreement is terminated or such condition subsequent is not satisfied, this Agreement shall be deemed void and of no further force or effect.

         11. Assignment. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder or the Vencor Common Stock Awards shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

         12. Employment. In the event the Employee's employment with the Company terminates prior to the Effective Time, this Agreement shall be void and of no further force or effect, and the terms and conditions of the Performance Shares shall be governed by the Plan and the Incentive Award Agreement. The grant of Vencor Common Stock Awards to the Employee neither confers on the Employee the right to continue to perform services in any particular position and/or remain employed by Vencor or any of its subsidiaries, nor affects the right of Vencor or any of its subsidiaries to remove the Employee from his position or to terminate Employee's employment with Vencor or a subsidiary thereof, for any reason with or without cause.

         13. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules.

         14. Entire Understanding and Waiver. This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof and expressly supersedes the Incentive Award Agreement which shall be of no further effect, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto. None of the terms and conditions of this Agreement may be changed, modified, waived or cancelled except by a writing, signed by the parties hereto specifying such change, modification, waiver or cancellation.

A waiver by either party, at any time, of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach hereof, unless expressly so stated.

         15. Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. Registration of Shares. Vencor shall take all steps necessary to ensure that all shares of Vencor Common Stock (and any other securities) delivered pursuant to this Agreement are covered by an effective registration statement filed with the Securities Exchange Commission on Form S-8 or otherwise.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

                                         THE HILLHAVEN CORPORATION


                                         By:  /s/  RICHARD P. ADCOCK
                                            ---------------------------------
                                            Name:  Richard P. Adcock
                                            Title: Senior Vice President


                                         VENCOR, INC.


                                         By   /s/  W. EARL REED, III
                                            ---------------------------------
                                            Name:  W. Earl Reed, III
                                            Title: Vice President of
                                                   Finance and Development

                                         EMPLOYEE

                                                    [SIGNATURE]
                                         ---------------------------------

                        INCENTIVE STOCK AWARD AGREEMENT

         THIS INCENTIVE STOCK AWARD AGREEMENT (this "Agreement") is made as of this 28th day of September, 1995 by and among The Hillhaven Corporation, a Nevada Corporation (the "Company"), Vencor, Inc., a Delaware corporation ("Vencor"), and Chris Marker (the "Employee").

         WHEREAS, under the Company's 1990 Stock Incentive Plan (the "Plan") and the Incentive Stock Award Agreement entered into by and between the Company and the Employee on December 6, 1994 (the "Incentive Award Agreement"), the Company has agreed, subject to the terms and conditions of the Incentive Award Agreement, to issue to the Employee up to 200,000 shares of the common stock of the Company (the "Company Common Stock"), par value $.75 per share (the "Performance Shares").

         WHEREAS, pursuant to the Incentive Award Agreement and the Plan, the Performance Shares become vested pursuant to a performance schedule set forth in the Incentive Award Agreement;

         WHEREAS, the Company and Vencor have entered into an Amended and Restated Agreement and Plan of Merger, dated as of April 23, 1995 and as amended and restated as of July 31, 1995

(the "Merger Agreement") , providing for the merger of the Company with and into Vencor (the "Merger");

         WHEREAS, the Merger Agreement provides that each Performance Share awarded under the Plan will, upon the effective time of the Merger as defined in the Merger Agreement (the "Effective Time"), be converted into a performance share award (the "Vencor Common Stock Award") with respect to the number of full shares of Vencor common stock, par value $.25 per share ("Vencor Common Stock"), equal to the product of (i) .75 times the "Conversion Number" (as defined in the Merger Agreement), and (ii) the number of shares of Company Common Stock subject to such Performance Share; and

         WHEREAS, the Compensation Committee of Vencor (the "Vencor Committee") has determined that each holder of a Performance Share outstanding immediately prior to the Effective Time that is converted pursuant to the Merger Agreement into a Vencor Common Stock Award shall be offered an election to have his or her Vencor Common Stock Award vest immediately following the Effective Time, in lieu of being subject to continuing performance criteria, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and conditions contained herein, the parties hereto agree as follows:

         1. Conversion of Performance Shares. At the Effective Time, Employee's Performance Shares shall be converted into a Vencor Common Stock Award for the number of full shares of Vencor Common Stock equal to the product of (i) .75 times the Conversion Number and (ii) the number of Performance Shares.

         2. Vesting of Vencor Common Stock Award. The parties hereby agree, pursuant to the election of the Employee as evidenced by his execution of this Agreement, that immediately following the Effective Time, each Vencor Common Stock Award shall, subject to the terms and conditions of this Agreement, vest and shall no longer be subject to any performance criteria or the risk of forfeiture.

         3. Delivery of Vencor Common Stock. Within five (5) days following the Effective Time (the "Scheduled Time"), subject to Section 4 below, the shares of Vencor Common Stock subject to the Vencor Common Stock Award shall be delivered by Vencor to the Employee.

         4.      Deferral of Delivery of Common Stock.

         (a) Deferral. Except as otherwise provided in paragraphs 4(b), (c) or (d) below and Section 7(b), if and to the extent that as of January 2 of each year following the Scheduled Time Vencor reasonably anticipates, based on Employee's compensation and status as an executive officer of Vencor, that any amount of compensation which would be recognized by the Employee by reason of the delivery of Vencor Common Stock to the Employee pursuant to Section 3:

        (i) would not be deductible by Vencor if the shares of Vencor Common Stock are delivered at the Scheduled Time by reason of the deduction disallowance rules of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), and

        (ii) would be deductible by Vencor if such delivery of shares is deferred until a later time, the delivery of such shares of Vencor Common Stock to the Employee shall be deferred until the earliest time at which it is determined by Vencor that the shares of Vencor Common Stock can be delivered without disallowance of the deduction for payment of the compensation by reason of Section 162(m). If Vencor reasonably determines that in any year following the year of the Scheduled Time a portion of, but not all of, the deferred shares of Vencor Common Stock can be delivered without disallowance of the deduction as a result of Section 162(m), that portion that can be so delivered shall be delivered by Vencor during that year (as soon as practicable (but not more than five days) following its determination) and the remainder of the shares of Vencor Common Stock, except as otherwise provided in paragraphs (b), (c) or (d) below (or pursuant to Section 7(b)), shall continue to be deferred until a later year. Vencor agrees to review the ability to deliver shares hereunder at any time reasonably requested by the Employee.

         (b) Early Payout of deferred Vencor Common Stock if Deferral is Determined to be Ineffective. If the delivery of any shares of Vencor Common Stock is deferred under paragraph (a) above with the expectation that the compensation with respect to such shares will be deductible by Vencor if the shares are delivered in a later year and Vencor later determines that the compensation will not be deductible by Vencor even if the delivery thereof is deferred until a later year, then the deferral with respect to such shares of Vencor Common Stock shall terminate and Vencor shall deliver such shares of Vencor Common Stock to the Employee.

         (c) Payout Following Termination of Employment in All Events. As soon as practicable (but not more than five days) following the Employee's termination of employment from Vencor and its subsidiaries for any reason, including, without limitation, death, disability, termination by Vencor or termination by the Employee for any reason, Vencor shall deliver to the Employee (or his estate) all shares of Vencor Common Stock the delivery of which has been deferred pursuant to this Section 4 and that have not previously been delivered.

         (d) Change in Control. Upon a Change in Control of Vencor, all shares of Vencor Common Stock subject to Vencor Common Stock Awards shall be issued and delivered to the Employee. As used herein, "Change in Control" shall have the meaning set forth in subsections (A) - (D) of Section 9(d) of the Plan (with Vencor substituted for the Company in such subsections).

         5. Taxes. The Employee agrees to pay promptly after delivery of any shares of Vencor stock pursuant to this Agreement the amount of Federal and state withholding taxes which become due as a result of the delivery of Vencor Common Stock to the Employee. If Vencor agrees to make a loan to Employee to pay such taxes, any amount borrowed from Vencor to pay taxes shall be secured by a pledge of such number of shares of Vencor Common Stock as may be determined by Vencor in accordance with applicable laws, and shall be repaid on the date of any sale of the pledged shares, but in no event later than the April 15 following the calendar year with respect to which the taxes have accrued.

         6. No Shareholder Rights. (a) Until shares of Vencor Common Stock are issued to the Employee (or, upon the Employee's death, to the Employee's estate), pursuant to the terms of this Agreement, the Employee shall have no rights with respect to shares of Vencor Common Stock, including the right to vote, or the right to transfer, assign, alienate, pledge, hypothecate or otherwise dispose of, such shares of Vencor Common Stock.

         (b) Notwithstanding the foregoing, in the event Vencor declares and pays any dividend or other distribution in cash or that does not otherwise result in an adjustment pursuant to Section 7(a) below, Employee shall be entitled to receive the amount of cash or other property he would have been entitled to receive had he been a record holder of all deferred shares of Vencor Common Stock under this Agreement on the record date of such dividend or other distribution.

         7.      Adjustments.

         (a) Subject to Section 7(b) hereof, if the outstanding shares of Common Stock of Vencor are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities or property (other than cash) are distributed with respect to such shares of Vencor Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of Vencor, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Vencor Common Stock or other securities, an appropriate and proportionate adjustment shall be made in the number and kind of shares or other securities subject to this Agreement.

         (b) Notwithstanding the provisions of Sections 4 and 7(a) hereof, upon dissolution or liquidation of Vencor or upon a reorganization, merger or consolidation of Vencor with one or more corporations as a result of which Vencor is not the surviving corporation, or upon the sale of all or substantially all the property of Vencor, all shares of Vencor Common Stock subject to the Vencor Common Stock Award shall be issued to the Employee, unless provision is made with the approval of Employee in connection with such transaction for the continuance of this Agreement and the assumption or the substitution of stock or securities of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

         8. Confidentiality. The Employee acknowledges that this Agreement and the award of Vencor Common Stock Awards to the Employee is confidential, and the Employee agrees not to disclose any of the terms of this Agreement except to duly authorized representatives of Vencor acting in the course of their employment, as may otherwise be required by law, including any applicable filings under the federal securities laws, and to the Employee's personal tax and financial advisors.

         9. Tax Free Pooling. If the actions contemplated by this Agreement, either alone or in conjunction with the actions contemplated in similar agreements among the Company, Vencor and other similarly situated employees of the Company (the "Employee Group"), would prevent the Merger or the acquisition of Nationwide, Care Inc. by the Company from being treated for financial accounting purposes as a "pooling of interests" in accordance with generally accepted accounting principals and the rules, regulations and interpretations of the Securities and Exchange Commission, then this Agreement and each agreement with the other members of the Employee

Group shall be deemed void and of no further force or effect. In such event the parties shall cooperate to restructure the actions taken pursuant to this Agreement, provided, that the parties will endeavor to ensure that such restructuring shall have no less favorable economic effect to the Employee as this Agreement would have to the Employee.

         10. Conditions. This Agreement shall be subject to the condition subsequent that the Effective Time (as defined in the Merger Agreement) shall have occurred. In the event that the Merger Agreement is terminated or such condition subsequent is not satisfied, this Agreement shall be deemed void and of no further force or effect.

         11. Assignment. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder or the Vencor Common Stock Awards shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

         12. Employment. In the event the Employee's employment with the Company terminates prior to the Effective Time, this Agreement shall be void and of no further force or effect, and the terms and conditions of the Performance Shares shall be governed by the Plan and the Incentive Award Agreement. The grant of Vencor Common Stock Awards to the Employee neither confers on the Employee the right to continue to perform services in any particular position and/or remain employed by Vencor or any of its subsidiaries, nor affects the right of Vencor or any of its subsidiaries to remove the Employee from his position or to terminate Employee's employment with Vencor or a subsidiary thereof, for any reason with or without cause.

         13. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules.

         14. Entire Understanding and Waiver. This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof and expressly supersedes the Incentive Award Agreement which shall be of no further effect, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto. None of the terms and conditions of this Agreement may be changed, modified, waived or cancelled except by a writing, signed by the parties hereto specifying such change, modification, waiver or cancellation.

A waiver by either party, at any time, of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach hereof, unless expressly so stated.

         15. Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. Registration of Shares. Vencor shall take all steps necessary to ensure that all shares of Vencor Common Stock (and any other securities) delivered pursuant to this Agreement are covered by an effective registration statement filed with the Securities Exchange Commission on Form S-8 or otherwise.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


                                       THE HILLHAVEN CORPORATION



                                       By:   /s/  RICHARD P. ADCOCK
                                           ---------------------------------
                                           Name:  Richard P. Adcock
                                           Title: Senior Vice President

                                       VENCOR, INC.



                                       By:   /s/  W. EARL REED, III
                                           ---------------------------------
                                           Name:  W. Earl Reed, III
                                           Title: Vice President of
                                                  of Finance and Development



                                       EMPLOYEE

                                                [SIGNATURE]
                                       ---------------------------------

                        INCENTIVE STOCK AWARD AGREEMENT

         THIS INCENTIVE STOCK AWARD AGREEMENT (this "Agreement") is made as of this 27th day of September, 1995 by and among The Hillhaven Corporation, a Nevada corporation (the "Company"), Vencor, Inc., a Delaware corporation ("Vencor"), and Jeffrey M. McKain (the "Employee").

         WHEREAS, under the Company's 1990 Stock Incentive Plan (the "Plan") and the Incentive Stock Award Agreement entered into by and between the Company and the Employee on December 6, 1994 (the "Incentive Award Agreement"), the Company has agreed, subject to the terms and conditions of the Incentive Award Agreement, to issue to the Employee up to 150,000 shares of the common stock of the Company (the "Company Common Stock"), par value $.75 per share (the "Performance Shares").

         WHEREAS, pursuant to the Incentive Award Agreement and the Plan, the Performance Shares become vested pursuant to a performance schedule set forth in the Incentive Award Agreement;

         WHEREAS, the Company and Vencor have entered into an Amended and Restated Agreement and Plan of Merger, dated as of April 23, 1995 and as amended and restated as of July 31, 1995

(the "Merger Agreement"), providing for the merger of the Company with and into Vencor (the "Merger");

         WHEREAS, the Merger Agreement provides that each Performance Share awarded under the Plan will, upon the effective time of the Merger as defined in the Merger Agreement (the "Effective Time"), be converted into a performance share award (the "Vencor Common Stock Award") with respect to the number of full shares of Vencor common stock, par value $.25 per share ("Vencor Common Stock"), equal to the product of (i) .75 times the "Conversion Number" (as defined in the Merger Agreement), and (ii) the number of shares of Company Common Stock subject to such Performance Share; and

         WHEREAS, the Compensation Committee of Vencor (the "Vencor Committee") has determined that each holder of a Performance Share outstanding immediately prior to the Effective Time that is converted pursuant to the Merger Agreement into a Vencor Common Stock Award shall be offered an election to have his or her Vencor Common Stock Award vest immediately following the Effective Time, in lieu of being subject to continuing performance criteria, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and conditions contained herein, the parties hereto agree as follows:

         1. Conversion of Performance Shares. At the Effective Time, Employee's Performance Shares shall be converted into a Vencor Common Stock Award for the number of full shares of Vencor Common Stock equal to the product of (i) .75 times the Conversion Number and (ii) the number of Performance Shares.

         2. Vesting of Vencor Common Stock Award. The parties hereby agree, pursuant to the election of the Employee as evidenced by his execution of this Agreement, that immediately following the Effective Time, each Vencor Common Stock Award shall, subject to the terms and conditions of this Agreement, vest and shall no longer be subject to any performance criteria or the risk of forfeiture.

         3. Delivery of Vencor Common Stock. Within five (5) days following the Effective Time (the "Scheduled Time"), subject to Section 4 below, the shares of Vencor Common Stock subject to the Vencor Common Stock Award shall be delivered by Vencor to the Employee.

         4.      Deferral of Delivery of Vencor Common Stock.

         (a)     Deferral.    Except as otherwise provided in
paragraphs 4(b), (c) or (d) below and Section 7(b), if and to the extent that as of January 2 of each year following the Scheduled Time Vencor reasonably anticipates, based on Employee's compensation and status as an executive officer of Vencor, that any amount of compensation which would be recognized by the Employee by reason of the delivery of Vencor Common Stock to the Employee pursuant to Section 3:

        (i) would not be deductible by Vencor if the shares of Vencor Common Stock are delivered at the Scheduled Time by reason of the deduction disallowance rules of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), and

        (ii) would be deductible by Vencor if such delivery of shares is deferred until a later time, the delivery of such shares of Vencor Common Stock to the Employee shall be deferred until the earliest time at which it is determined by Vencor that the shares of Vencor Common Stock can be delivered without disallowance of the deduction for payment of the compensation by reason of Section 162(m). If Vencor reasonably determines that in any year following the year of the Scheduled Time a portion of, but not all of, the deferred shares of Vencor Common Stock can be delivered without disallowance of the deduction as a result of Section 162(m), that portion that can be so delivered shall be delivered by Vencor during that year (as soon as practicable (but not more than five days) following its determination) and the remainder of the shares of Vencor Common Stock, except as otherwise provided in paragraphs (b), (c) or (d) below (or pursuant to Section 7(b)), shall continue to be deferred until a later year. Vencor agrees to review the ability to deliver shares hereunder at any time reasonably requested by the Employee.

         (b) Early Payout of Deferred Vencor Common Stock if Deferral is Determined to be Ineffective. If the delivery of any shares of Vencor Common Stock is deferred under paragraph (a) above with the expectation that the compensation with respect to such shares will be deductible by Vencor if the shares are delivered in a later year and Vencor later determines that the compensation will not be deductible by Vencor even if the delivery thereof is deferred until a later year, then the deferral with respect to such shares of Vencor Common Stock shall terminate and Vencor shall deliver such shares of Vencor Common Stock to the Employee.

         (c) Payout Following Termination of Employment in All Events. As soon as practicable (but not more than five days) following the Employee's termination of employment from Vencor and its subsidiaries for any reason, including, without limitation, death, disability, termination by Vencor or termination by the Employee for any reason, Vencor shall deliver to the Employee (or his estate) all shares of Vencor Common Stock the delivery of which has been deferred pursuant to this Section 4 and that have not previously been delivered.

         (d) Change in Control. Upon a Change in Control of Vencor, all shares of Vencor Common Stock subject to Vencor Common Stock Awards shall be issued and delivered to the Employee. As used herein, "Change in Control" shall have the meaning set forth in subsections (A)- (D) of section 9(d) of the Plan (with Vencor substituted for the Company in such subsections).

         5. Taxes. The Employee agrees to pay promptly after delivery of any shares of Vencor stock pursuant to this Agreement the amount of Federal and state withholding taxes which become due as a result of the delivery of Vencor Common Stock to the Employee. If Vencor agrees to make a loan to Employee to pay such taxes, any amount borrowed from Vencor to pay taxes shall be secured by a pledge of such number of shares of Vencor Common Stock as may be determined by Vencor in accordance with applicable laws, and shall be repaid on the date of any sale of the pledged shares, but in no event later than the April 15 following the calendar year with respect to which the taxes have accrued.

         6. No Shareholder Rights. (a) Until shares of Vencor Common Stock are issued to the Employee (or, upon the Employee's death, to the Employee's estate), pursuant to the terms of this Agreement, the Employee shall have no rights with respect to shares of Vencor Common Stock, including the right to vote, or the right to transfer, assign, alienate, pledge, hypothecate or otherwise dispose of, such shares of Vencor Common Stock.

         (b) Notwithstanding the foregoing, in the event Vencor declares and pays any dividend or other distribution in cash or that does not otherwise result in an adjustment pursuant to Section 7(a) below, Employee shall be entitled to receive the amount of cash or other property he would have been entitled to receive had he been a record holder of all deferred shares of Vencor Common Stock under this Agreement on the record date of such dividend or other distribution.

         7.      Adjustments.

         (a) Subject to Section 7(b) hereof, if the outstanding shares of Common Stock of Vencor are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities or property (other than cash) are distributed with respect to such shares of Vencor Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of Vencor, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Vencor Common Stock or other securities, an appropriate and proportionate adjustment shall be made in the number and kind of shares or other securities subject to this Agreement.

         (b) Notwithstanding the provisions of Sections 4 and 7(a) hereof, upon dissolution or liquidation of Vencor or upon a reorganization, merger or consolidation of Vencor with one or more corporations as a result of which Vencor is not the surviving corporation, or upon the sale of all or substantially all the property of Vencor, all shares of Vencor Common Stock subject to the Vencor Common Stock Award shall be issued to the Employee, unless provision is made with the approval of Employee in connection with such transaction for the continuance of this Agreement and the assumption or the substitution of stock or securities of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

         8. Confidentiality. The Employee acknowledges that this Agreement and the award of Vencor Common Stock Awards to the Employee is confidential, and the Employee agrees not to disclose any of the terms of this Agreement except to duly authorized representatives of Vencor acting in the course of their employment, as may otherwise be required by law, including any applicable filings under the federal securities laws, and to the Employee's personal tax and financial advisors.

         9. Tax Free Pooling. If the actions contemplated by this Agreement, either alone or in conjunction with the actions contemplated in similar agreements among the Company, Vencor and other similarly situated employees of the Company (the "Employee Group"), would prevent the Merger or the acquisition of Nationwide, Care Inc. by the Company from being treated for financial accounting purposes as a "pooling of interests" in accordance with generally accepted accounting principals and the rules, regulations and interpretations of the Securities and Exchange Commission, then this Agreement and each agreement with the other members of the Employee

Group shall be deemed void and of no further force or effect. In such event the parties shall cooperate to restructure the actions taken pursuant to this Agreement, provided, that the parties will endeavor to ensure that such restructuring shall have no less favorable economic effect to the Employee as this Agreement would have to the Employee.

         10. Conditions. This Agreement shall be subject to the condition subsequent that the Effective Time (as defined in the Merger Agreement) shall have occurred. In the event that the Merger Agreement is terminated or such condition subsequent is not satisfied, this Agreement shall be deemed void and of no further force or effect.

         11. Assignment. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder or the Vencor Common Stock Awards shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

         12. Employment. In the event the Employee's employment with the Company terminates prior to the Effective Time, this Agreement shall be void and of no further force or effect, and the terms and conditions of the Performance Shares shall be governed by the Plan and the Incentive Award Agreement. The grant of Vencor Common Stock Awards to the Employee neither confers on the Employee the right to continue to perform services in any particular position and/or remain employed by Vencor or any of its subsidiaries, nor affects the right of Vencor or any of its subsidiaries to remove the Employee from his position or to terminate Employee's employment with Vencor or a subsidiary thereof, for any reason with or without cause.

         13. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules.

         14. Entire Understanding and Waiver. This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof and expressly supersedes the Incentive Award Agreement which shall be of no further effect, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto. None of the terms and conditions of this Agreement may be changed, modified, waived or cancelled except by a writing, signed by the parties hereto specifying such change, modification, waiver or cancellation.

A waiver by either party, at any time, of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach hereof, unless expressly so stated.

         15. Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. Registration of Shares. Vencor shall take all steps necessary to ensure that all shares of Vencor Common Stock (and any other securities) delivered pursuant to this Agreement are covered by an effective registration statement filed with the Securities Exchange Commission on Form S-8 or otherwise.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

                                         THE HILLHAVEN CORPORATION


                                         By:       /s/ RICHARD P. ADCOCK
                                             ---------------------------------
                                             Name:  Richard P. Adcock
                                             Title: Senior Vice President


                                         VENCOR, INC.


                                         By:      /s/ W. EARL REED, III
                                             ---------------------------------
                                             Name:  W. Earl Reed, III
                                             Title: Vice President of
                                                    Finance and Development


                                         EMPLOYEE

                                                     [SIGNATURE]
                                         -------------------------------------

                        INCENTIVE STOCK AWARD AGREEMENT

         THIS INCENTIVE STOCK AWARD AGREEMENT (this "Agreement") is made as of this 28th day of September, 1995 by and among The Hillhaven Corporation, a Nevada corporation (the "Company"), Vencor, Inc., a Delaware corporation ("Vencor"), and Robert F. Pacquer (the "Employee").

         WHEREAS, under the Company's 1990 Stock Incentive Plan (the "Plan") and the Incentive Stock Award Agreement entered into by and between the Company and the Employee on December 6, 1994 (the "Incentive Award Agreement"), the Company has agreed, subject to the terms and conditions of the Incentive Award Agreement, to issue to the Employee up to 150,000 shares of the common stock of the Company (the "Company Common Stock"), par value $.75 per share (the "Performance Shares").

         WHEREAS, pursuant to the Incentive Award Agreement and the Plan, the Performance Shares become vested pursuant to a performance schedule set forth in the Incentive Award Agreement;

         WHEREAS, the Company and Vencor have entered into an Amended and Restated Agreement and Plan of Merger, dated as of April 23, 1995 and as amended and restated as of July 31, 1995

(the "Merger Agreement"), providing for the merger of the Company with and into Vencor (the "Merger");

         WHEREAS, the Merger Agreement provides that each Performance Share awarded under the Plan will, upon the effective time of the Merger as defined in the Merger Agreement (the "Effective Time"), be converted into a performance share award (the "Vencor Common Stock Award") with respect to the number of full shares of Vencor common stock, par value $.25 per share ("Vencor Common Stock"), equal to the product of (i) .75 times the "Conversion Number" (as defined in the Merger Agreement) , and (ii) the number of shares of Company Common Stock subject to such Performance Share; and

        WHEREAS, the Compensation Committee of Vencor (the "Vencor Committee") has determined that each holder of a Performance Share outstanding immediately prior to the Effective Time that is converted pursuant to the Merger Agreement into a Vencor Common Stock Award shall be offered an election to have his or her Vencor Common Stock Award vest immediately following the Effective Time, in lieu of being subject to continuing performance criteria, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and conditions contained herein, the parties hereto agree as follows:

         1. Conversion of Performance Shares. At the Effective Time, Employee's Performance Shares shall be converted into a Vencor Common Stock Award for the number of full shares of Vencor Common Stock equal to the product of (i) .75 times the Conversion Number and (ii) the number of Performance Shares.

         2. Vesting of Vencor Common Stock Award. The parties hereby agree, pursuant to the election of the Employee as evidenced by his execution of this Agreement, that immediately following the Effective Time, each Vencor Common Stock Award shall, subject to the terms and conditions of this Agreement, vest and shall no longer be subject to any performance criteria or the risk of forfeiture.

         3. Delivery of Vencor Common Stock. Within five (5) days following the Effective Time (the "Scheduled Time"), subject to Section 4 below, the shares of Vencor Common Stock subject to the Vencor Common Stock Award shall be delivered by Vencor to the Employee.

         4.      Deferral of Delivery of Common Stock.

         (a) Deferral. Except as otherwise provided in paragraphs 4(b), (c) or (d) below and Section 7(b), if and to the extent that as of January 2 of each year following the Scheduled Time Vencor reasonably anticipates, based on Employee's compensation and status as an executive officer of Vencor, that any amount of compensation which would be recognized by the Employee by reason of the delivery of Vencor Common Stock to the Employee pursuant to Section 3:

        (i) would not be deductible by Vencor if the shares of Vencor Common Stock are delivered at the Scheduled Time by reason of the deduction disallowance rules of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), and

        (ii) would be deductible by Vencor if such delivery of shares is deferred until a later time, the delivery of such shares of Vencor Common Stock to the Employee shall be deferred until the earliest time at which it is determined by Vencor that the shares of Vencor Common Stock can be delivered without disallowance of the deduction for payment of the compensation by reason of Section 162(m). If Vencor reasonably determines that in any year following the year of the Scheduled Time a portion of, but not all of, the deferred shares of Vencor Common Stock can be delivered without disallowance of the deduction as a result of Section 162 (m), that portion that can be so delivered shall be delivered by Vencor during that year (as soon as practicable (but not more than five days) following its determination) and the remainder of the shares of Vencor Common Stock, except as otherwise provided in paragraphs (b), (c) or (d) below (or pursuant to Section 7(b)), shall continue to be deferred until a later year. Vencor agrees to review the ability to deliver shares hereunder at any time reasonably requested by the Employee.

         (b) Early Payout of Deferred Vencor Common Stock if Deferral is Determined to be Ineffective. If the delivery of any shares of Vencor Common Stock is deferred under paragraph (a) above with the expectation that the compensation with respect to such shares will be deductible by Vencor if the shares are delivered in a later year and Vencor later determines that the compensation will not be deductible by Vencor even if the delivery thereof is deferred until a later year, then the deferral with respect to such shares of Vencor Common Stock shall terminate and Vencor shall deliver such shares of Vencor Common Stock to the Employee.

         (c) Payout Following Termination of Employment in All Events. As soon as practicable (but not more than five days) following the Employee's termination of employment from Vencor and its subsidiaries for any reason, including, without limitation, death, disability, termination by Vencor or termination by the Employee for any reason, Vencor shall deliver to the Employee (or his estate) all shares of Vencor Common Stock the delivery of which has been deferred pursuant to this Section 4 and that have not previously been delivered.

         (d) Change in Control. Upon a Change in Control of Vencor, all shares of Vencor Common Stock subject to Vencor Common Stock Awards shall be issued and delivered to the Employee. As used herein, "Change in Control" shall have the meaning set forth in subsections (A)-(D) of Section 9(d) of the Plan (with Vencor substituted for the Company in such subsections).

         5. Taxes. The Employee agrees to pay promptly after delivery of any shares of Vencor stock pursuant to this Agreement the amount of Federal and state withholding taxes which become due as a result of the delivery of Vencor Common Stock to the Employee. If Vencor agrees to make a loan to Employee to pay such taxes, any amount borrowed from Vencor to pay taxes shall be secured by a pledge of such number of shares of Vencor Common Stock as may be determined by Vencor in accordance with applicable laws, and shall be repaid on the date of any sale of the pledged shares, but in no event later than the April 15 following the calendar year with respect to which the taxes have accrued.

         6. No Shareholder Rights. (a) Until shares of Vencor Common Stock are issued to the Employee (or, upon the Employee's death, to the Employee's estate), pursuant to the terms of this Agreement, the Employee shall have no rights with respect to shares of Vencor Common Stock, including the right to vote, or the right to transfer, assign, alienate, pledge, hypothecate or otherwise dispose of, such shares of Vencor Common Stock.

         (b) Notwithstanding the foregoing, in the event Vencor declares and pays any dividend or other distribution in cash or that does not otherwise result in an adjustment pursuant to Section 7(a) below, Employee shall be entitled to receive the amount of cash or other property he would have been entitled to receive had he been a record holder of all deferred shares of Vencor Common Stock under this Agreement on the record date of such dividend or other distribution.

         7.      Adjustments.

         (a) Subject to Section 7(b) hereof, if the outstanding shares of Common Stock of Vencor are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities or property (other than cash) are distributed with respect to such shares of Vencor Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of Vencor, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Vencor Common Stock or other securities, an appropriate and proportionate adjustment shall be made in the number and kind of shares or other securities subject to this Agreement.

         (b) Notwithstanding the provisions of Sections 4 and 7(a) hereof, upon dissolution or liquidation of Vencor or upon a reorganization, merger or consolidation of Vencor with one or more corporations as a result of which Vencor is not the surviving corporation, or upon the sale of all or substantially all the property of Vencor, all shares of Vencor Common Stock subject to the Vencor Common Stock Award shall be issued to the Employee, unless provision is made with the approval of Employee in connection with such transaction for the continuance of this Agreement and the assumption or the substitution of stock or securities of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

         8. Confidentiality. The Employee acknowledges that this Agreement and the award of Vencor Common Stock Awards to the Employee is confidential, and the Employee agrees not to disclose any of the terms of this Agreement except to duly authorized representatives of Vencor acting in the course of their employment, as may otherwise be required by law, including any applicable filings under the federal securities laws, and to the Employee's personal tax and financial advisors.

         9. Tax Free Pooling. If the actions contemplated by this Agreement, either alone or in conjunction with the actions contemplated in similar agreements among the Company, Vencor and other similarly situated employees of the Company (the "Employee Group"), would prevent the Merger or the acquisition of Nationwide, Care Inc. by the Company from being treated for financial accounting purposes as a "pooling of interests in accordance with generally accepted accounting principals and the rules, regulations and interpretations of the Securities and Exchange Commission, then this Agreement and each agreement with the other members of the Employee

Group shall be deemed void and of no further force or effect. In such event the parties shall cooperate to restructure the actions taken pursuant to this Agreement, provided, that the parties will endeavor to ensure that such restructuring shall have no less favorable economic effect to the Employee as this Agreement would have to the Employee.

         10. Conditions. This Agreement shall be subject to the condition subsequent that the Effective Time (as defined in the Merger Agreement) shall have occurred. In the event that the Merger Agreement is terminated or such condition subsequent is not satisfied, this Agreement shall be deemed void and of no further force or effect.

         11. Assignment. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests, or obligations hereunder or the Vencor Common Stock Awards shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

         12. Employment. In the event the Employee's employment with the Company terminates prior to the Effective Time, this Agreement shall be void and of no further force or effect, and the terms and conditions of the Performance Shares shall be governed by the Plan and the Incentive Award Agreement. The grant of Vencor Common Stock Awards to the Employee neither confers on the Employee the right to continue to perform services in any particular position and/or remain employed by Vencor or any of its subsidiaries, nor affects the right of Vencor or any of its subsidiaries to remove the Employee from his position or to terminate Employee's employment with Vencor or a subsidiary thereof, for any reason with or without cause.

         13. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules.

         14. Entire Understanding and Waiver. This Agreement embodies the entire understanding and agreement of the parties in relation to the subject matter hereof and expressly supersedes the Incentive Award Agreement which shall be of no further effect, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto. None of the terms and conditions of this Agreement may be changed, modified, waived or cancelled except by a writing, signed by the parties hereto specifying such change, modification, waiver or cancellation.

A waiver by either party, at any time, of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach hereof, unless expressly so stated.

         15. Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16. Registration of Shares. Vencor shall take all steps necessary to ensure that all shares of Vencor Common Stock (and any other securities) delivered pursuant to this Agreement are covered by an effective registration statement filed with the Securities Exchange Commission on Form S-8 or otherwise.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


                                    THE HILLHAVEN CORPORATION

                                    By: /s/ RICHARD P. ADCOCK
                                       -------------------------------------
                                    Name:   Richard P. Adcock
                                    Title:  Senior Vice President


                                    VENCOR, INC.

                                    By: /s/ W. EARL REED, III
                                       -------------------------------------
                                    Name:   W. Earl Reed, III
                                    Title:  Vice President of
                                            Finance and Development


                                    EMPLOYEE

                                                  [SIGNATURE]
                                    ----------------------------------------

                                                                EXHIBIT 4(c)

                     AMENDMENT NO. 2 TO CREDIT AGREEMENT


        AMENDMENT dated as of October 12, 1995 to the Credit Agreement dated as of September 11, 1995 among Vencor, Inc., the other Borrowers referred to therein and the Banks, Co-Agents, LC Issuing Banks and Agents referred to therein, as heretofore amended (the "Credit Agreement").

        WHEREAS, terms defined in the Credit Agreement have the same respective meanings when used herein; and

        WHEREAS, Vencor (i) desires to purchase shares of its common stock held by a trustee under a trust originally created by The Hillhaven Corporation to provide funding for various employee benefit plans and (ii) to permit such purchase, desires to increase the amount of Restricted Payments permitted by
Section 5.1(d)(i) of the Credit Agreement from $10,000,000 to $20,000,000;

        NOW, THEREFORE, the undersigned parties hereto agree as follows:

        1. Amendment of Section 5.11. Section 5.11(d)(i) of the Credit Agreement is hereby amended by changing the amount specified therein from "$10,000,000" to "$20,000,000".

        2. Rights Otherwise Unaffected. This Amendment is limited to the matters expressly set forth herein. Except to the extent specifically amended or waived hereby, all terms of the Credit Agreement shall remain in full force and effect.

        3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument.

        5. Effectiveness. This Amendment shall become effective when the Documentation Agent shall have received from each of the Required Banks and each of the Borrowers either a counterpart hereof signed by such party or telegraphic, telex or other written confirmation from such party that it has signed a counterpart hereof.

        IN WITNESS WHEREOF, the undersigned parties have caused this amendment to be duly executed as of the date first above written.


                                       BORROWERS

                                       VENCOR, INC.

                                       By:    /s/ JILL L. FORCE
                                          ---------------------------------
                                       Name:  Jill L. Force
                                       Title: Secretary and General Counsel


                                       FIRST HEALTHCARE CORPORATION

                                       By:    /s/ ROBERT F. PACQUER
                                          ---------------------------------
                                       Name:  Robert F. Pacquer
                                       Title: Sr. Vice President


                                       NORTHWEST HEALTH CARE, INC.

                                       By:    /s/ ROBERT F. PACQUER
                                          ---------------------------------
                                       Name:  Robert F. Pacquer
                                       Title: Sr. Vice President


                                       MEDISAVE PHARMACIES, INC.

                                       By:    /s/ ROBERT F. PACQUER
                                          ---------------------------------
                                       Name:  Robert F. Pacquer
                                       Title: Sr. Vice President


                                       HILLHAVEN PROPERTIES, LTD.

                                       By:    /s/ ROBERT F. PACQUER
                                          ---------------------------------
                                       Name:  Robert F. Pacquer
                                       Title: Sr. Vice President

                                       HILLHAVEN OF CENTRAL FLORIDA, INC.

                                       By:    /s/ ROBERT F. PACQUER
                                          ---------------------------------
                                       Name:  Robert F. Pacquer
                                       Title: Sr. Vice President


                                       NATIONWIDE CARE, INC.

                                       By:    /s/ ROBERT F. PACQUER
                                          ---------------------------------
                                       Name:  Robert F. Pacquer
                                       Title: Sr. Vice President


                                       BANKS

                                       BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION

                                       By:    /s/ RUTH EDWARDS
                                          ---------------------------------
                                       Name:  Ruth Edwards
                                       Title: Vice President


                                       THE BANK OF NEW YORK

                                       By:    /s/ DOUGLAS OBER
                                          ---------------------------------
                                       Name:  Douglas Ober
                                       Title: Vice President


                                       CHEMICAL BANK

                                       By:    /s/ WILLIAM J. CAGGIANO
                                          ---------------------------------
                                       Name:  William J. Caggiano
                                       Title: Managing Director

                                       CREDIT SUISSE

                                       By:    /s/ JAN KOFOL
                                          ---------------------------------
                                       Name:  Jan Kofol
                                       Title: Member of Senior Management


                                       By:    /s/ KRISTINN R. KRISTINSSON
                                          ---------------------------------
                                       Name:  Kristinn R. Kristinsson
                                       Title: Associate


                                       MELLON BANK, N.A.

                                       By:    /s/ LINDA L. DASH
                                          ---------------------------------
                                       Name:  Linda L. Dash
                                       Title: Asst. Vice President


                                       PNC BANK, KENTUCKY, INC.

                                       By:    /s/ JEFFERSON M. GREEN
                                          ---------------------------------
                                       Name:  Jefferson M. Green
                                       Title: Vice President


                                       TORONTO-DOMINION (TEXAS), INC.

                                       By:    /s/ LISA ALLISON
                                          ---------------------------------
                                       Name:  Lisa Allison
                                       Title: Vice President


                                       WACHOVIA BANK OF NORTH CAROLINA, N.A.

                                       By:    /s/ ROBERT G. BROOKBY
                                          ---------------------------------
                                       Name:  Robert G. Brookby
                                       Title: Executive Vice President

                                   BANK OF LOUISVILLE AND TRUST
                                     COMPANY


                                   By:      /s/ ROY L. JOHNSON, JR.
                                       -----------------------------------
                                   Name:    Roy L. Johnson, Jr.
                                   Title:   Senior Vice President


                                   BANK ONE, COLUMBUS, NA

                                   By:      /s/ JAMES ZOOK
                                       -----------------------------------
                                   Name:    James Zook
                                   Title:   Vice President




                                   FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA

                                   By:      /s/ JOSEPH J. TOWELL
                                       -----------------------------------
                                   Name:    Joseph H. Towell
                                   Title:   Senior Vice President




                                   FLEET BANK OF MASSACHUSETTS

                                   By:      /s/ GINGER STOLZENTHALER
                                       -----------------------------------
                                   Name:    Ginger Stolzenthaler
                                   Title:   Vice President





                                   LTCS TRUST COMPANY

                                   By:      /s/ RENE LEBLANC
                                       -----------------------------------
                                   Name:    Rene LeBlanc
                                   Title:   Senior Vice President

                                   MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK


                                   By:      /s/ DIANA H. IMHOF
                                       -----------------------------------
                                   Name:    Diana H. Imhof
                                   Title:   Vice President


                                   NATIONAL CITY BANK, KENTUCKY

                                   By:      /s/ CHARLES P. DENNY
                                       -----------------------------------
                                   Name:    Charles P. Denny
                                   Title:   Senior Vice President




                                   NATIONSBANK, N.A.


                                   By:      /s/ ASHLEY M. CRABTREE
                                       -----------------------------------
                                   Name:    Ashley M. Crabtree
                                   Title:   Vice President




                                   NBD BANK

                                   By:      /s/ RANDALL K. STEPHENS
                                       -----------------------------------
                                   Name:    Randall K. Stephens
                                   Title:   Vice President





                                   U.S. BANK OF WASHINGTON NATIONAL
                                     ASSOCIATION

                                   By:      /s/ ARNOLD J. CONRAD
                                       -----------------------------------
                                   Name:    Arnold J. Conrad
                                   Title:   Vice President



                                      6